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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 16, 1995



                         APPLIED MAGNETICS CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------



         Delaware                    1-6635                  95-1950506
         --------                    ------                  ----------
     (State or other        (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification
     incorporation)                                            Number)






       Registrant's telephone number, including area code: (805) 683-5353
                                                           --------------

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 Item 5.              Other Events
- - ----------------------------------

     On January 16, 1995, the Registrant issued a press release announcing that the Registrant had concluded a Financing Agreement with the CIT Group/Business Credit, Inc., which will provide the Company with secured financing, in the form of a revolving line of credit, for up to $35,000,000. The amount available for borrowing under the facility will be subject to certain formula provisions.

Item 7.              Financial Statements and Exhibits
- - ------------------------------------------------------

     (c) Exhibits

     20. Financing Agreement, dated January 11, 1995, between the Registrant and The CIT Group/Business Credit, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          APPLIED MAGNETICS CORPORATION
                                          -----------------------------



Date:  January 20, 1995                   By: /s/ Craig D. Crisman
                                             ________________________________
                                                Craig D. Crisman
                                                Chief Executive Officer
                                                Chief Financial Officer
                                                (Principal Financial Officer)



Date:  January 20, 1995                   By: /s/ Peter Altavilla
                                             _________________________________
                                                Peter Altavilla
                                                Corporate Controller
                                                (Principal Accounting Officer)

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                                 EXHIBIT INDEX
                                 -------------




                                                      Page Number In
                                                   Sequential Numbering
          Exhibit                                         System
          -------                                  --------------------



          20   Financing Agreement, dated                  4-45
               January 11, 1995, between
               the Registrant and The CIT
               Group/Business Credit, Inc.

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